COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Schedule of contingent liabilities
Pembina was committed for the following amounts under its contracts and arrangements as at December 31, 2025:

Contractual Obligations(1)	Payments Due by Period
($ millions)	Total	Less than 1 year	1 – 3 years	3 – 5 years	After 5 years
Transportation and processing(2)	11,312	74	216	1,185	9,837
Construction commitments(3)	392	361	29	2	—
Other commitments related to lease contracts(4)	591	44	105	158	284
Funding commitments, software, and other	65	46	18	1	—
Total contractual obligations	12,360	525	368	1,346	10,121
(1)Pembina enters into product purchase agreements and power purchase agreements to secure supply for future operations. Purchase prices of both NGL and power are dependent on current market prices. Volumes and prices for NGL and power contracts cannot be reasonably determined, and therefore, an amount has not been included in the contractual obligations schedule. Product purchase agreements range from one to 15 years and involve the purchase of NGL products from producers. Assuming product is available, Pembina has secured between 26 and 175 mbpd of NGL each year up to and including 2040. Power purchase agreements range from one to 24 years and involve the purchase of power from electrical service providers. Pembina has secured up to 74 megawatts per day each year up to and including 2049.
(2)In 2024, Pembina signed two agreements relating to the Cedar LNG Project: (a) Liquefaction Tolling Services Agreement ("LTSA"); and, (b) Gas Supply Agreement ("GSA"). The LTSA is a 20-year take-or-pay fixed toll contract for 1.5 million mpta, while the GSA will allow for transport on the Coastal GasLink Pipeline of approximately 200 million MMcf/d of Canadian natural gas to Cedar LNG. These agreements represent a total commitment of approximately $10.6 billion, which will commence on in-service date of the Cedar LNG Project in late 2028. In 2025, Pembina contracted the rights to this respective liquefaction and transportation capacity to two third-party customers.
(3)Excludes projects that are executed by equity accounted investees.
(4)Relates to expected variable lease payments excluded from the measurement of the lease liability, payments under lease contracts which have not yet commenced, and payments related to non-lease components in lessee lease contracts.